Exhibit 99.2

JBI Inc
Pro Forma Condensed Combined Financial Statements
As of June 30, 2009
For the 6 month period ended June 30, 2009
For the year ended December 31, 2008
(Unaudited)

JBI, Inc.
Pro Forma Condensed Combined Balance Sheet As of June 30, 2009
Unaudited

	JBI Inc.	Javaco	Pakit	Adjustments	Notes	Pro Forma
Current Assets
Cash	200,724	13,335	627,669	(185,958)	2(a)	655,770
Accounts receivable, net	95,220	1,249,431	696,898	(910,219)	2(b)	1,131,331
Inventories	-	607,720	778,925	(40,894)	2(c)	1,345,751
Prepaid expenses	-	8,498	2,771	(5,065)	(2d)	6,204
Total Current Assets	295,944	1,878,985	2,106,264			3,139,056
Property & Equipment, Net	-	29,155	704,673	(17,325)	2(e)	716,503
Other Assets
Goodwill	-	-	-	3,079,790	2(f)	3,079,790
Intangible assets	-	-	6,024	3,174,976	2(g)	3,181,000
Total Other Assets	-	-	6,024			6,260,790

Total Assets	295,944	1,908,139	2,816,961			10,116,349

Current Liabilities
Accounts payable	3,562	988,190	279,344	136,736	2(h)	1,407,832
Accrued expenses	-	42,773	91,637	-		134,410
Notes Payable	-	199,550	-	4,102,658	2(i)	4,302,208
Income Taxes Payable	-	642	-	-		642
Total Current Liabilities	3,562	1,231,155	370,981			5,845,092
Long-Term Liabilities	-	173,960	2,696,950	(2,696,950)	2(j)	173,960
Deferred Taxes	-	78,666	-	1,081,540	2(k)	1,160,206
Total Liabilities	3,562	1,483,781	3,067,931			7,179,258
Shareholders' Equity
Common Stock, par $0.001; 75,000,000 authorized 63,700,000 shares issued and outstanding at June 30, 2009	57,041	-	26,500	3,223,500	2(l)	3,307,041
Additional paid in capital	323,388	100	(2,514,216)	2,514,216		323,488
				-		-
(Deficit) Retained earnings	(88,046)	424,259	2,236,746	(3,266,395)		(693,436)
Total Shareholders' Equity	292,382	424,359	(250,970)			2,937,092

Total Liabilities And Shareholders' Equity	295,944	1,908,139	2,816,961			10,116,350

JBI, Inc.
Pro Forma Condensed Combined Statements Of Operations
For the Six Months Ended June 30, 2009
Unaudited

	JBI Inc.	Javaco	Pakit	Adjustments Notes		Pro Forma
Revenue, net	47,600	2,761,569	4,231,576			7,040,745
Cost of Sales	3,390	2,356,992	3,037,013			5,397,395
Gross Margin	44,210	404,577	1,194,563			1,643,350
Operating Expenses
Selling Expenses	-	88,605	191,874			280,478
Other General & Administrative Expenses	28,809	347,616	549,676	226,784	3(a)	1,152,885
	28,809	436,221	741,550	226,784		1,433,364
Operating income (loss)	15,401	(31,644)	453,013	(226,784)		209,987
Other (income) expenses
Interest Expense	153	9,870	10,983	205,133	3(b)	226,140
Other Income	-	-	(50,741)			(50,741)
	153	9,870	(39,758)	205,133		175,399

Net income (loss)	15,248	(41,514)	492,771	(431,917)		34,588
Loss per Share	0.00					0.00
Weighted average number of common shares outstanding	66,825,000				2(m)	66,825,000

JBI, Inc.
Pro Forma Condensed Combined Statements Of Operations
For the Twelve Months Ended December 31, 2008
Unaudited

	JBI Inc.	Javaco	Pakit	Adjustments Notes		Pro Forma
		Note 3(c)	Note 3 (d)
Revenue, net	15,050	6,663,502	5,946,758	-		12,625,310
Cost of Sales	-	5,683,352	4,822,061	-		10,505,413
Gross Margin	15,050	980,149	1,124,697	-		2,119,896
Operating Expenses
Selling Expenses	-	516,235	1,210,679	-		1,726,914
Other General & Administrative Expenses	90,344	405,246	-	453,568	3(a)	949,158
	90,344	921,481	1,210,679	453,568		2,676,072
Operating income (loss)	(75,294)	58,669	(85,982)	(453,568)		(556,175)
Other Income (Expenses)
Interest Expense	(35,668)	(46,210)	(252,773)	(410,266)	3(b)	(744,917)
Other Income	-	-	43,644	-		43,644
	(35,668)	(46,210)	(209,129)	(410,266)		(701,273)

Net income (loss)	(110,962)	12,459	(295,111)	(863,834)		(1,257,448)
Loss per Share	(0.00)					(0.02)
Weighted average number of common shares outstanding	66,825,000					66,825,000

JBI INC.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
June 30, 2009

1.    Basis of Pro Forma Presentation

The unaudited Pro Forma Combined Consolidated Statement of Operations of JBI have been prepared by management after giving effect to the acquisitions of the Javaco and Pak-it. The unaudited pro forma combined consolidated statement of operations for the fiscal year ended December 31, 2008 and the six months ended June 30, 2009 give pro forma effect to the transaction as if it occurred the first day of the reporting period.

The unaudited Pro Forma Condensed Combined Balance Sheet gives pro forma effect as if the transaction had occurred on June 30, 2009.

The historical combined financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the acquisition of the assets of Javaco and Pak-it (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined results. Pro forma adjustments are based on preliminary estimates and assumptions.

The unaudited pro forma combined consolidated financial information is provided for informational purposes only. The pro forma information is not necessarily indicative of what JBI’s financial position or results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the unaudited pro forma combined consolidated financial information does not purport to project the future financial position or operating results of JBI. No effect has been given in the unaudited pro forma combined consolidated financial information for the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities. The unaudited pro forma combined consolidated financial statements should be read in conjunction with the audited consolidated financial statements of JBI that are filed on Form 10-K with the Securities and Exchange Commission and the audited historical financial statements of Pak-it and Javaco which are included as Exhibits 99.3 and 99.4, respectively, in the previously filed Form 8-K/A on December 16, 2010.

The following unaudited pro forma combined consolidated financial information was prepared using the purchase method of accounting as required by FASB ASC Topic 805, “Business Combinations”.  The assets have been reflected at their respective fair values on the dates of acquisitions of Javaco and Pak-it.

JBI INC.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
June 30, 2009

2.  Pro forma adjustments to the Condensed Combined Balance Sheet

The pro forma condensed combined balance sheet is prepared as if the transactions described below occurred on June 30, 2009:

(a)  Cash

Pak-it fair value adjustment	$(49,420)
Javaco fair value adjustment	13,462
Cash paid for Javaco acquisition	(150,000)
$(185,959)

(b)  Accounts receivable

Pak-it fair value adjustment	$(236,703)
Javaco fair value adjustment	(673,516)
$(910,219)

(c)  Inventories

Pak-it fair value adjustment	$2,278
Javaco fair value adjustment	(43,172)
$(40,894)

(d)  Prepaid expenses

Pak-it fair value adjustment	$(2,753)
Javaco fair value adjustment	(2,312)
$(5,065)

(e)  Property and equipment net

Pak-it fair value adjustment	$(18,178)
Javaco fair value adjustment	853
$(17,325)

JBI INC.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
June 30, 2009

2.  Pro forma adjustments to the Condensed Combined Balance Sheet (Continued)

(f)  Goodwill

Goodwill has been computed in accordance with FASB ASC Topic 805 as the difference between fair value of purchase consideration less the fair values of assets acquired and liabilities assumed. Goodwill arising on acquisitions is made up as follows:

Pak-it	$1,782,651
Javaco	1,297,139
$3.079.790

(g)  Intangible assets

Intangible assets relate to the fair values of the customer related, marketing related and technology based assets acquired on acquisition of Pak-it. Intangible assets also consist of fair values of the customer related and marketing related intangible assets acquired on acquisition of Javaco. Goodwill is made up as follows:

Pak-it	$2,285,976
Javaco	889,000
$3.174,976

(h)  Accounts payable

Pak-it fair value adjustment	$202,081
Javaco fair value adjustment	(65,345)
$136.736

(i)  Notes payable

All pro forma adjustments to Notes payable arise as a result of the acquisition of Pak-it as follows:

Short term bank debt acquired	$237,658
Short term 10% promissory note issued to assume liabilities	2,665,000
Short term 10% promissory note issued as part-purchase consideration	1,200,000
$4,102,658

JBI INC.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
June 30, 2009

2.  Pro forma adjustments to the Condensed Combined Balance Sheet (Continued)

(j)  Long Term Liabilities

The pro forma adjustment of $2,696,950 relates to elimination of the long term liability in exchange for a 10% promissory note issued by JBI as adjusted for under adjustment 2(i) above.

(k)  Deferred Taxes

These arise as a result of the fair valuation of the intangible assets acquired from Pak-it and Javaco as adjusted for under adjustment 2(g) above. This is made up as follows:

Pak-it fair valuation adjustment	$779,280
Javaco fair valuation adjustment	302,260
$1,081,540

(l)  Share capital reconciliation

Additional shares have been assumed to be issued on June 30, 2009:

Balance as of June 30, 2009	$57,041
Issued 625,000 shares for acquisition of Pak-it	750,000
Issued 2,500,000 shares for acquisition of Javaco	2,500,000
$3,307,041

(m)  Weighted average share computation

Additional shares have been assumed to be issued on June 30, 2009:

Wt. Av. shares Per Form 10Q/A for the quarter ended June 30, 2009	63,700,000
Issued 625,000 shares for acquisition of Pak-it	625,000
Issued 2,500,000 shares for acquisition of Javaco	2,500,000
Adjusted weighted average shares as of June 30, 2009	66,825,000

JBI INC.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
June 30, 2009

3.  Pro forma adjustments to the Condensed Combined Statement of Operations

The pro forma condensed combined statement of operations is prepared as if the acquisitions occurred on the first day of the reporting i.e. January 1, 2008:

(a)  Depreciation expense

Incremental depreciation expense arises as a result of the fair valuation of the Pak-it and Javaco intangible assets acquired. These assets have been assumed to have a life of 7 years. The depreciation expense relating to the acquired intangible assets amounting to $3,174,976 (note 2(g)) with an assumed life of 7 years would amount to:

Year ended December 31, 2008	$453,568
6 months ended June 30, 2009	$226,784

(b)  Interest expense

Incremental interest expense arises as a result of the issuance of the short term 10% promissory notes:

Total debt acquired: $4,102,658 (note 2(i)).  Interest expense @ 10% would amount toL

Year ended December 31, 2008	$410,266
6 months ended June 30, 2009	$205,133

(c)  Statement of operation of Javaco

Prior to JBI's acquisition, Javaco's fiscal year end was May 31 - falling outside 93 days of JBI Inc's fiscal year end of December 31. As such, the Javaco figures in the pro-forma condensed combined statement of operations have been adjusted for a fiscal year ended December 31. The months of June through December of 2008 were added to Javaco's original fiscal year end of May 31, 2008 (audited as per Exhibit 99.4), and the months of June through December of 2007 were deducted from Javaco's original fiscal year end results. With respect to the adjusted figures presented in this statement of operations, there is no overlap in any instance against the interim statement of operations for the six months ended June 30 2009.

Javaco Adjustments
Arriving at a fiscal year ended December 31, 2008.

	Months Deducted June - December 2007	Months Added June - December 2008
Revenue, net	3,863,979	3,891,234
Cost of Sales	3,152,068	3,331,939
Gross Margin	711,911	559,295
Operating Expenses	469,784	581,250
Operating Income (Loss)	242,127	(21,955)
Other Income (Expenses)	(42,597)	(119,858)
Net Income	199,530	(141,814)

(d)  Statement of operations Pak-It

Prior to JBI's acquisition, Pak-It's fiscal year end was September 30 - falling within 93 days of JBI Inc.'s fiscal year end of December 31. As such, the Pak-It figures in this pro-forma statement of operations are for the fiscal year ended September 30, 2008 (audited as per Exhibit 99.3)